EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Big Dog Holdings, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Andrew D. Feshbach, President and Chief Executive Officer of the Company and Roberta J. Morris, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to s.s. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ANDREW D. FESHBACH                                /s/ROBERTA J. MORRIS
-------------------------------------                -----------------------
Andrew D. Feshbach                                   Roberta J. Morris
President and Chief Executive Officer                Chief Financial Officer
August 12, 2004                                      August 12, 2004